SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): January 21, 2005

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                       STARTECH ENVIRONMENTAL CORPORATION
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             (Exact name of registrant as specified in its charter)


            Colorado                      0-25312                84-1286576
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(State or other jurisdiction of    (Commission file number)   (I.R.S. employer
 incorporation or organization)                              identification no.)

     15 Old Danbury Road, Suite 203
              Wilton, CT                                           06897
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(Address of principal executive offices)                        (Zip code)

       Registrant's telephone number, including area code: (203) 762-2499

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 4.01 Changes in Registrant's Certifying Accountants


     (a) The independent auditing firm of Kostin, Ruffkess & Co., LLC ("KRC"), which had been auditing the financial statements of Startech Environmental Corporation (the "Company"), made a corporate decision to discontinue the provision of auditing services to publicly traded companies. As a result, KRC will discontinue providing auditing services to the Company effective January 31, 2005, and has elected not to stand for re-election as the Company's independent public accounting firm.

     The reports issued by KRC on the financial statements of the Company for both of the two most recent fiscal years did not contain any adverse opinion or a disclaimer of opinion, or any qualification or modification as to uncertainty, audit scope or accounting principles. During the Company's two most recent fiscal years and through the date of this Current Report on Form 8-K, there were no disagreements with KRC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of KRC, would have caused KRC to make reference to the subject matter of the disagreement in connection with its reports.

     The Company provided KRC with a copy of the foregoing disclosures and requested in writing that KRC furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not they agree with such disclosures. The confirming letter from KRC is attached as Exhibit 16.1 to this Current Report on Form 8-K.

     (b) The audit committee of the Company conducted extensive search for other qualified auditing firms and on January 21, 2005, the board of directors, upon recommendation and approval of the audit committee, retained the auditing services of Marcum & Kliegman located in Melville, New York, effective February 1, 2005, to act as the Company's independent public accountants to audit and certify the Company's financial statements for the fiscal year ending October 31, 2005.

Item 9.01 Financial Statements and Exhibits

     (a) Financial Statements

          Not applicable.

     (b) Exhibits

          Exhibit   Description
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          16.1      Letter from Kostin, Ruffkess & Co., LLC to the Securities
                    and Exchange Commission dated January 26, 2005.



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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, Internet Commerce Corporation has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: January 26, 2005

                                            STARTECH ENVIRONMENTAL CORPORATION



                                            By: /s/ Peter J. Scanlon
                                            ------------------------------------
                                            Peter J. Scanlon
                                            Chief Financial Officer

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January 26, 2005

Securities and Exchange Commission
Mail Stop 11-3
450 5th Street, N.W.
Washington, D.C. 20549

Dear Sirs/Madams:

We have read Item 4.01 of Startech Environmental Corporation's Form 8-K dated January 21, 2005, and have the following comments:

1. We agree with the statements made in the first, second and third paragraphs.

2. We have no basis on which to agree or disagree with the statements made in the fourth paragraph.

Yours truly,

/s/ Kostin, Ruffkess & Co., LLC